ASG DIVERSIFYING STRATEGIES FUND

ASG GLOBAL ALTERNATIVES FUND

ASG MANAGED FUTURES STRATEGY FUND

GATEWAY FUND

WESTPEAK ACTIVEBETA® EQUITY FUND

Supplement dated August 20, 2010, to the Natixis Funds Class A and C Prospectus dated May 1, 2010 and the Natixis Funds Class A and C Prospectus dated July 30, 2010, as may be revised or supplemented from time to time.

Effective immediately, the following bullet point is added under the second paragraph of the sub-section “To Open an Account with Natixis Funds” under the section “It’s Easy to Open an Account”:

•

The Distributor, at its sole discretion, may waive the minimum investment for new accounts being established into existing Corporate Retirement Plans and existing SEP-IRA, SARSEP and Keogh Plans using the Natixis Funds’ prototype document.